CONTRACT OF SALE
                                ----------------

         In consideration of the forgiveness of TWO MILLION DOLLARS and no/100 ($2,000,000.00) in indebtedness owed by VDC TELECOMMUNICATIONS, INC. ("Seller") to VDC COMMUNICATIONS, INC. ("Buyer"), Seller hereby sells, upon the terms and conditions in this contract, to Buyer the equipment (the "Equipment") described as follows:

Front End:                 DMS 300/250 SNSE with BRISC60 processor and SLM III
Software:                  GWCARR004 (release GWY04)
Billing Format:            CDR15/UCS07
DTC's:                     13
PDTC's:                    10
LIU's:                     10
EIU's:                     2


Redundant  SS7 "A" Links on ICG via TNS
Single MTD - 9 Track Tape Drive
2 - 400 VA Invertors
BDFB - Distribution  Frame
8 Hour Battery  backup system
Overhead cable rack system
Redundant  Air-conditioning  system
Nortel D4 Channel Bank
DS3 Multiplexers (CAC, RAD, Adtran)
DSX Cross Connect panels
Maintenance  terminals and printers.
Coherent Echo Cancellation (E1 capable - 90 Channels)
Meridian 2 Cabinet PBX

Upon execution of this contract, Buyer shall bear all risk of loss or injury to the Equipment. Buyer is purchasing the Equipment in an "as is" condition and where presently located.

This is a final sale. The parties hereby agree to all of the above terms which constitute the entire agreement and supersedes any prior written or oral agreements between the parties.

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                  In witness  whereof,  the parties have signed this contract on
October 30, 2000.

WITNESS:                                    BUYER:

/s/ Chris Peterson                          VDC COMMUNICATIONS, INC.
------------------------------------
Signature
                                            By:/s/ Clayton F. Moran
                                               ---------------------------------
Chris Peterson                                     Clayton F. Moran
------------------------------------               Chief Financial Officer
Print Name



WITNESS                                     SELLER:

/s/ Joan Moran                              VDC TELECOMMUNICATIONS, INC.
------------------------------------
Signature
                                            By:/s/ Frederick A. Moran
                                               ---------------------------------
Joan Moran                                         Frederick A. Moran
------------------------------------               President
Print Name


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